UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 2, 2005

DORAL FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Puerto Rico	0-17224	66-031262
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Registrant’s telephone number, including area code: 787-474-6700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.02      Results of Operations and Financial Condition.
     The announcement described in Item 7.01 below includes information regarding the results of operations of Doral Financial Corporation (the “Company”) for the third quarter and nine months ended September 30, 2005.
Item 7.01      Regulation FD Disclosure
     On November 2, 2005, the Company issued a press release providing certain selected operational data for the third quarter and nine months ended September 30, 2005. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
     Attached hereto as Exhibit 99.2 is a schedule containing certain liquidity information of the Company and its non-banking subsidiaries as of September 30, 2005. The executive officers of the Company intend to deliver the materials filed herewith, on a voluntary basis, to the trustee under its public debt instruments and to one or more of the holders of debt securities issued thereunder.
     The information furnished pursuant to this Items 7.01 and 2.02 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, unless otherwise expressly stated in such filing.
Item 9.01      Financial Statements and Exhibits
     (c)      Exhibits
     The following exhibit shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.
     99.1      Press release dated November 2, 2005.
     99.2      Certain liquidity information of Doral Financial Corporation and its non-banking subsidiaries as of September 30, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORAL FINANCIAL CORPORATION
Date: November 2, 2005	By:	/s/ Lidio Soriano
		Name:	Lidio Soriano
		Title:	Senior Vice President and Chief Financial Officer

3